Exhibit 99.2 The truly unified data platform Investor Presentation November 2021

Disclaimer These materials and the related presentation (together with oral statements made in connection herewith, this “Presentation”) are for informational purposes only to assist interested parties in making their own evaluation with respect to a potential business combination and related transactions (the “Business Combination”) between Alpha Capital Acquisition Company (“Alpha Capital”) and Semantix Tecnologia em Sistema de Informação S.A. together with its subsidiaries, (“Semantix”) and the potential ﬁnancing of a portion of the potential Business Combination through a private placement of securities, and for no other purpose. The information contained herein does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Semantix or the Business Combination, and none of Alpha Capital, Semantix or any of their respective aﬃliates or control persons, oﬃcers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Each of Alpha Capital and Semantix and their respective aﬃliates and control persons, oﬃcers, directors, employees and representatives expressly disclaim any and all representations or warranties, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Nothing herein should be construed as legal, ﬁnancial, tax or other advice. You should consult your own counsel and tax and ﬁnancial advisors as to legal and related matters concerning the matters described herein. You are also reminded that the United States securities laws restrict persons with material non- public information about a company obtained directly or indirectly from the company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. The reader shall not rely upon any statement, representation or warranty made by any other person, ﬁrm or corporation in making its investment decision. None of Alpha Capital, Semantix or any of their respective aﬃliates or control persons, oﬃcers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of any Alpha Capital or Semantix. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Semantix’s or Alpha Capital’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Semantix and Alpha Capital believe their internal research is reliable, such research has not been veriﬁed by any independent source and Semantix and Alpha Capital cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Semantix and Alpha Capital. This meeting and any information communicated at this meeting are strictly conﬁdential and should not be distributed, disclosed or used for any purpose other than for the purpose of your ﬁrm’s participation in the potential private placement of securities, that you will not distribute, disclose or use such information in any way detrimental to Semantix or Alpha Capital, and that you will return to Semantix and Alpha Capital, delete or destroy this Presentation upon request. Neither Semantix nor Alpha Capital undertakes any obligation to update this Presentation unless otherwise required by law. Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information. Certain statements in this Presentation may be considered forward-looking statements and forward-looking information within the meaning of applicable United States securities legislation (collectively herein referred to as “forward-looking statements”). Forward-looking statements generally relate to future events or future ﬁnancial or operating performance of Semantix or Alpha Capital. For example, statements concerning the following include forward-looking statements: the growth of Semantix’s business and its ability to realize expected results, including with respect to its net revenue, EBITDA and EBITDA margin; the viability of its growth strategy, including with respect to its ability to grow market share in Brazil and internationally, grow revenue from existing customers, and consummate acquisitions; opportunities, trends and developments in the data industry, including with respect to future ﬁnancial performance in the industry; the size of Semantix’s total addressable market; the expected beneﬁts of the proposed Business Combination; any indications of interest in the proposed PIPE ﬁnancing; the satisfaction of closing conditions to the potential Business Combination and any related ﬁnancing, the amount of redemption requests made by Alpha Capital’s public stockholders and the completion of the potential Business Combination, including the anticipated structure and closing date of the proposed Business Combination and the use of the cash proceeds therefrom; anticipated management and directors of the resulting issuer; any anticipated shareholder approvals; and the pro forma ownership of the resulting issuer. In some cases, you can identify forward looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” “trend” or other similar expressions (or the negative versions of such words or expressions). Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements and could adversely affect the outcome and ﬁnancial effects of the plans and events described herein. In addition, even if the outcome and ﬁnancial effects of the plans and events described herein are consistent with the forward-looking statements contained in this Presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although Semantix and Alpha Capital have attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this Presentation are based on current estimates, assumptions, expectations and projections, including with respect to the management’s expectations regarding Semantix’s growth based on historical ﬁnancial results and anticipated commercial developments, the anticipated success of current strategies for market penetration and capture in Brazil and globally in light of competition from existing market participants and the emergence of competitors in the future, management’s expectations with respect to the development of technology and other proprietary intellectual property by Semantix based on existing technological realities and strategies with respect to intellectual property development, management’s expectations regarding the likelihood Semantix will be able to enter into commercial arrangements with relevant third-parties and customers, Semantix’s ability to maintain adequate margins based on ﬁnancial metrics available to management, the ability of Semantix and Alpha Capital to complete the transactions described in this Presentation, the ability of Semantix to ﬁnance its ongoing capital needs, the continued involvement of Semantix’s management in Semantix’s operations and the ability of Semantix to attract and retain talent in the future, which are based on the information available as of the date of this document, and, while considered reasonable by Semantix or Alpha Capital, as applicable, are inherently uncertain. Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. In this regard, certain ﬁnancial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by Semantix. In particular, historical results should not be taken as a representation that such trends will be replicated in the future. No statement in this document is intended to be nor may be construed as a proﬁt forecast. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond the control of Semantix and Alpha Capital including: general economic conditions; factors associated with companies, such as Semantix, that are engaged in the data industry, including the impact of the COVID-19 pandemic and a wide variety of other signiﬁcant business, economic and competitive risks and uncertainties; the ability to obtain approval of the stockholders of Alpha Capital; legal or regulatory developments (such as any SEC statements or enforcement or other actions relating to SPACs); the ability to maintain the listing of the combined company’s securities on a U.S. exchange; the inability to complete the proposed PIPE ﬁnancing; the risk that the proposed business combination disrupts current plans and operations of Alpha Capital or Semantix as a result of the announcement and consummation of the transaction described herein; the risk that any of the conditions to closing the Business Combination are not satisﬁed in the anticipated manner or on the anticipated timeline; the failure to realize the anticipated beneﬁts of the proposed Business Combination; risks relating to the uncertainty of the projected ﬁnancial information with respect to Semantix and costs related to the proposed business combination; the outcome of any legal proceedings or regulatory action that may be instituted against Alpha Capital or Semantix, or any of their respective directors or oﬃcers, following the announcement of the potential transaction; the amount of redemption requests made by Alpha Capital’s public stockholders; and those factors discussed in this Presentation, Alpha Capital’s ﬁnal prospectus dated February 18, 2021 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Alpha Capital ﬁled, or to be ﬁled, with the SEC. If any of these risks materialize or Alpha Capital or Semantix’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. 2 .

Disclaimer (cont’d) Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualiﬁed in their entirety by reference to the cautionary statements herein. This Presentation also contains certain ﬁnancial forecast information of Semantix. Such ﬁnancial forecast information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such ﬁnancial forecast information are inherently uncertain and are subject to a wide variety of signiﬁcant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the results contemplated by the ﬁnancial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reﬂected in such forecasts will be achieved. Use of Non-IFRS Financial Measures and Industry Metrics. This Presentation, includes certain non-IFRS ﬁnancial measures (including on a forward-looking basis) and industry metrics such as EBITDA, EBITDA margin and net revenue retention. These measures are an addition, and not a substitute for or superior to, measures of ﬁnancial performance prepared in accordance with IFRS or Brazilian accounting standards for private enterprises and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS or Brazilian accounting standards for private enterprises. Semantix believes that these measures (including on a forward-looking basis) provide useful supplemental information to investors about Semantix. Semantix’s management does not consider these non-IFRS measures in isolation or as an alternative to ﬁnancial measures determined in accordance with IFRS or Brazilian accounting standards for private enterprises. Semantix’s management uses forward-looking non-IFRS measures to evaluate Semantix’s projected ﬁnancials and operating performance. However, there are a number of limitations related to the use of these measures, including that they exclude signiﬁcant expenses that are required by IFRS to be recorded in Semantix’s ﬁnancial measures. In addition, other companies may calculate non-IFRS measures or industry metrics differently, or may use other measures to calculate their ﬁnancial performance, and therefore, Semantix’s non-IFRS measures and industry metrics may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-IFRS ﬁnancial measures are provided, they are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS measures due to the inherent diﬃculty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Basis of Financial Statements. Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. Additional Information. In connection with the proposed Business Combination, Semantix expects Alpha Capital to ﬁle with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4, containing a preliminary proxy statement/prospectus of Alpha Capital, and after the registration statement is declared effective, Semantix expects that Alpha Capital will mail a deﬁnitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Shareholders of Alpha Capital and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the deﬁnitive proxy statement/prospectus and other documents ﬁled by Alpha Capital or Semantix in connection with the proposed Business Combination, as these materials will contain important information about Semantix, Alpha Capital and the potential Business Combination. When available, the deﬁnitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Alpha Capital as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the deﬁnitive proxy statement/prospectus and other documents ﬁled by Alpha Capital with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. No Offer or Solicitation. This Presentation shall not constitute a “solicitation” as deﬁned in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other speciﬁc product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other speciﬁc product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as deﬁned in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as deﬁned in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the ﬁnal risk of their investment for an indeﬁnite period of time. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Alpha Capital, Semantix and their respective directors and executive oﬃcers may be deemed participants in the solicitation of proxies from Alpha Capital’s stockholders with respect to the potential Business Combination. A list of the names of Alpha Capital’s directors and executive oﬃcers and a description of their interests in Alpha Capital is contained in Alpha Capital’s ﬁnal prospectus relating to its initial public offering, which was ﬁled with the SEC on February 18, 2021 and is available free of charge at the SEC’s web site at www sec gov, or by directing a request to Alpha Capital. Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of Alpha Capital with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination ﬁled by Alpha Capital when available. Trademarks. This Presentation contains trademarks, service marks, trade names and copyrights of Semantix, Alpha Capital and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Alpha Capital or Semantix, or an endorsement of sponsorship by or of Alpha Capital or Semantix. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Alpha Capital or Semantix will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3

Table of contents Introduction 5 Semantix Overview 9 Investment Highlights 14 Benchmarking 29 Financial Highlights 37 Closing Remarks 39 4

Introduction

Introduction Semantix and Alpha Capital to combine creating LatAm’s fully integrated data platform Alec Oxenford Rafael Steinhauser Leonardo Santos Thiago Lima Co-Founder CTO Founder & Sponsor Founder & Sponsor CEO CEO and Chairman President and Director 6

Introduction Summary transaction overview • Semantix and Alpha Capital to combine creating LatAm’s first fully integrated data platform 1 with a $993M market cap Transaction • Resulting company to remain listed on NASDAQ description • Transaction closing: expected 2Q2022, subject to customary closing conditions 2 2 • Pre-money enterprise value: $630M, multiples of 8.7x ‘22E Revenue and 6.4x ‘23E Revenue 1 • Transaction funded with $324M = $230M SPAC in trust + fully subscribed PIPE of $94M by 3 Bradesco, Crescera, Innova, FJ Labs, and other institutional investors Transaction 1 • Semantix to receive $324M in primary proceeds , with $309M cash available post-business structure 4 1 combination . Implied post-money enterprise value of $693M • Minimum cash closing condition of $85M expected to be fully satisfied from current PIPE and non-redemption commitments • Assuming no redemptions, ownership will be: 62.5% existing shareholders, 9.4% PIPE 5 investors, 23.2% SPAC shareholders, and 4.9% SPAC Sponsor Pro forma • Current Semantix’s management will also participate in an earnout based on future ownership 6 performance • Current Semantix management will continue to run the Company Governance• Alpha Capital’s Sponsors entitled to appoint one director and two observers to the Board of Directors Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Assumes no redemptions and a nominal share price of $10.00 per share. (2) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results. (3) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding the PIPE financing, including with respect to anticipated gross proceeds. Indications of interest are non-binding and no assurance can be given that any such indicated investment will be consummated for the full amount 7 or at all. (4) Net of estimated transaction expenses of $14M, which includes $8M of deferred underwriting commissions and approximately $6M of advisory fees and legal fees. (5) Investors of Semantix and SPAC, with no secondary sales and no redemptions and excludes impact of warrants, the earnout to current Semantix management, 15% of founder shares of Alpha’s Sponsor subject to vesting schedule mirroring terms for the Semantix' management earnout and management incentive equity that is unvested or reserved for issuance under management incentive plan. (6) Semantix management earnout equals to 2.5m shares earned in two equal tranches vesting at $12.50 and $15.00.

Introduction Sources and uses Pro Forma Shares and Ownership Structure Sources ($M) 1 Pro Forma Valuation Public entity cash in trust $230 5 2 Private Placement (committed PIPE) $94 Pro Forma Fully Diluted Shares Issued 99.3 3 Equity consideration to Company stockholders $620 Price / Share $10.0 4 Sponsor promote at close $49 Total Equity Value $993 4 6 Total sources $993 Less: Cash to Balance Sheet $309 Plus: Debt $10 4 Uses ($M) Pro Forma Enterprise Value $693 Equity consideration to Company stockholders $620 5 Pro Forma Ownership Cash consideration to Company stockholders $0 Existing Shareholders 62.5% 5 Cash to Company balance sheet $309 SPAC Public Shareholders 23.2% Sponsor promote at close $49 PIPE Shareholders 9.4% Transaction expenses $14 SPAC Founder Shares Total uses $993 4.9% Notes: (1) Assumes no redemptions. (2) Expected $94M to be raised prior to announcement. Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding the PIPE financing, including with respect to anticipated gross proceeds. Indications of interest are non-binding and no assurance can be given that any such indicated investment will be consummated for the full amount or at all. (3) Excludes the earnout to current Semantix management and management incentive equity that is unvested or reserved for issuance under management incentive plans. (4) Excludes impact of 8 warrants and 15% of founder shares of Alpha’s sponsor subject to vesting schedule mirroring terms for the Semantix management. (5) Assumes no redemptions and full PIPE of $94M. Minimum cash condition of $85M, subject to further increase or decrease to be determined by the Company. (6) Net of estimated transaction expenses of $14M, which includes $8M of deferred underwriting commissions and approximately $6M of advisory fees and legal fees.

Semantix Overview

Semantix enables companies to develop their data journey by providing data-centric platform to accelerate digital transformation and enhance business performance through a seamless low code and low-touch data analytics platform. 10

Semantix Overview Semantix snapshot R$396M +300 +65% +153% ($73M) 1,2,3 Clients in Aug-21 Net revenue NRR in Jun-21 1 Net revenue 2022E 1 1 CAGR 2021E -2023E 56% 13% 9.5x 95%+ 1 1,2 2,4 Gross margin 2022E EBITDA margin 2022E LTV/CAC H1’21 Long-term contracts 5 in H1’21 Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results. (2) Please refer to “Use of Non-IFRS Financial Measures and Industry Metrics” in the slide titled “Disclaimer” for important information you should consider regarding these performance metrics. (3) NRR is calculated as gross revenue in the month of June 2021 from clients that were in Semantix’s client base as of June 2020 divided by gross revenue from these clients in the month of June 2020. (4) LTV is calculated as average gross margin contribution by client in H1’21 multiplied by margin 11 multiple, which is calculated as retention rate divided by the following formula: (1 - retention rate + discount rate). CAC is calculated as average sales and marketing expenses in H1’21 divided by the number of new clients in H1’21. (5) Contracts with duration of at least 12 months, software business only (excl. services).

Investment Highlights Rebuilding data journey in a frictionless way All-in-one Simple & Agile Enterprise Ready Infrastructure automation Intuitive interface Stack agnostic Data integration Extensible via APIs Data governance Data engineering Plug-and-play algorithms Scalable and safe Data visualization Multi-cloud Premium 24x7 support AI lifecycle 12

Investment Highlights +10 years executing disruptive initiatives Multi-year relationships with +300 clients using 2021 our solutions in +15 countries Accelerated growth of 2020 proprietary rd 3 subsidiary: SaaS products 2019 nd 2 investor: 2018 LatAm leader We built our acquisition algorithms lab 2017 LatAm leader st 1 investor: acquisition LatAm Cloudera Acquisition to 2016 Partner of the enhance 2015 Improvement Year integration 2014 Launch of of Semantix's (top LatAm partner st capabilities 1 LatAm 2013 First Big Data Semantix data who drove the most corporate 2012 subsidiary: project in business with First ML / AI platform 2011 governance to Offering of Big Cloudera) Brazilian 2010 project become a First customers Data and AI financial sector Brazilian Foundation of courses corporation nd 2 LatAm Semantix ( S.A. ) subsidiary: 13

Investment Highlights

Investment Highlights Semantix investment highlights Massive $89B+ estimated global data total addressable market in 2024 with a long 1 runway for high growth 2 Pure data digital transformation provider across the client lifecycle 3 Proven and profitable business model 4 Significant organic and inorganic growth opportunities Culture of excellence driving strong talent acquisition and retention 5 15

Investment Highlights 1 The opportunity ahead of us Analytical data Transactional Data Estimated global 1 stores databases integration TAM in 2024 0.2% Semantix estimated 2 global share in 2024 Estimated Global TAM 1 in 2024 $89 B Source: IDC, in terms of estimated potential revenue pool in 2024. Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. 16 (1) Please refer to “Forward-Looking Statements” in the slide titled “Disclaimer” for important information you should consider regarding the size of Semantix’s total addressable market.. (2) Considering Semantix 2024E gross revenue. Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results.

Investment Highlights 1 Powerful set of solutions +146% 21% Proprietary SaaS Data visualization Data lake automation Data preparation Data ingestion & integration Data lab Access Management +41% 58% Third-party SaaS Marketplace and managed services of 3rd party components focused on data lake creation, data search and visualization +13% 21% AI & Analytics Services Consulting Data integration Data Data science engineering 1 2021E / % of Building data-driven solutions and placing clients 1 2020 2021E 2 revenue revenue one step ahead with frontier technology Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results. 17 (2) Breakdown of net revenue by third-party SaaS, proprietary SaaS and AI & analytics services was based on Semantix’s management numbers and does not directly derive from its historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards.

Investment Highlights

1 Data-driven products and services

Software net revenue breakdown[1] (%)


Proprietary
Third-party
99%
1%
2019
83%
17%
2020[2]
73%
27%
2021E[3]
45%
55%
2022E[3]
29%
71%
2023E[3]

Initial land

Third-party products play an important role in generating leads

Services offering allows upselling to proprietary software products

Expansion

Natural migration from third-party products to proprietary products

Offering of software products to services clients

Increasing SaaS relevance

Result of an increasing relevance of proprietary software product sales

Software

2021E – 79% of total net revenue[3]

Services

2021E – 21% of total net revenue[3]

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.
(1) Breakdown of net revenue by third-party SaaS, proprietary SaaS and AI & analytics services was based on Semantix's management numbers and does not directly derive from its historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. (2) Pro-forma figures for 2020, including full 2020 year of LinkAPI, Semantix's data integration platform acquired in December 2020. Accordingly, 2020 gross margin included in this Presentation is different from gross margin based on the information included in Semantix's historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. The 2020 pro-forma figures have not been calculated in accordance with Regulation S-X and were based on unaudited financial information of LinkAPI. (3) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

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Investment Highlights 2 Pioneer multi-cloud data platform Key industries Key industries AI Store Finance/ Business insurance Performance Retail Data Apps based on A.I. Smarter Live Intelligent Health Smart ID Finance Shopping Sales Chat Telecom Healthcare Industrials Algorithms Foundation As A Service Data Data Data Data Services Data Ops ML Ops Agribusiness Integration Governance Sharing Visualization SEMANTIX DATA PLATFORM Cloud computing platforms 19

Investment Highlights 2 Diving into our data platform Data sources Data Sharing Databases ERP Legacy Systems Data AI & Analytics Data Loaders Visualization CRM SaaS Apps Raw Trusted Service Insights Data Data Data Stores Data Applications Lake Catalog Lineage Discovery Web Services Semantix Data Platform A.I Store Cloud computing platforms M.L Development 20 Files

Investment Highlights 2 How we impact our clients AI models to monitor Full data integration production disruption and optimization of the and identify the company’s e-commerce problem source ecosystem in LatAm Semantix solutions: Luxury Multinational Software automotive Semantix solution: electronics AI & Analytics Services company Software company AI models to support Real time big data payments and anti- consumption API to fraud systems, and to deliver customized enhance credit risk offerings to clients management tools Large Large Semantix solutions: Semantix solutions: financial telecom Software Software institution company AI & Analytics Services AI & Analytics Services 21

Investment Highlights

3

High-growth profile with improving profitability

Net revenue[1] (R$ M)


CAGR19-23E: +57%
89
135
198
396
538
2019
2020²
2021E
2022E
2023E

Gross margin[1] (%)


Bps19-23E: +2,150
42%
35%
42%
56%
63%
2019
2020²
2021E
2022E
2023E

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

(2) Pro-forma figures for 2020, including full 2020 year of LinkAPI, Semantix's data integration platform acquired in December 2020. Accordingly, 2020 gross margin included in this Presentation is different from gross margin based on the information included in Semantix's historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. The 2020 pro-forma figures have not been calculated in accordance with Regulation S-X and were based on unaudited financial information of LinkAPI.

22

Investment Highlights 3 Sustainable gross margin expansion 1,2 Gross profit contribution bridge (R$ M) 35% 42% 56% Gross margin Gross margin Gross margin 223 (4) 13 7 124 83 2 (3) 18 48 18 Gross profit Proprietary Third-party AI & Analytics Other costs Gross profit Proprietary Third-party AI & Analytics Other costs Gross profit 3 2020 SaaS SaaS 2021E SaaS SaaS 2022E Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results. (2) Breakdown of gross profit by third-party SaaS, proprietary SaaS and AI & analytics services was based on Semantix’s management numbers and does not directly derive from its historical consolidated financial statements which are being 23 revised and restated in accordance with IFRS and PCAOB standards. (3) Pro-forma figures for 2020, including full 2020 year of LinkAPI, Semantix’s data integration platform acquired in December 2020. Accordingly, 2020 gross margin included in this Presentation is different from gross margin based on the information included in Semantix’s historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. The 2020 pro- forma figures have not been calculated in accordance with Regulation S-X and were based on unaudited financial information of LinkAPI.

Investment Highlights 4 Multiple vectors for continuous growth Expand globally Execute bolt-on acquisitions ■ Increase penetration and growth outside the Expand within our Americas current client base Roll-up of our ■ Perform new accretive products and Acquire new acquisitions of several solutions targets already mapped customers ■ Benefit from shared services center and ■ Increase cross and up- integration expertise selling within our clients ■ 2 key potential M&A ■ Migration to proprietary targets ■ GTM focus data-centric solutions ■ Increase penetration in the ■ Execution of our product Americas roadmap 24

Investment Highlights 4 Our go-to-market strategy Key industries App Stores Finance/ insurance Retail Direct sales of Data Platform 8 Enterprises Services and Support Sales reps Telecom Healthcare +10 SMB Indirect sales of SaaS solutions Channels Industrials Agribusiness 25

Investment Highlights

4

Early international expansion

Client breakdown per country
(%, # of clients)[1]



2018
91%
6%
2%
2019
87%
12%
1%
2020
83%
12%
4%
1%

Client breakdown per country
(%, gross revenue)[1,2]



2018
94%
1%
5%
2019
91%
8%
1%
2020
86%
8%
2%
4%

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.
(1) Does not include LinkAPI, our data integration platform acquired in December 2020, in the calculations. (2) Breakdown of gross revenue by country was based on Semantix's management numbers and does not directly derive from its historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards.

26

Investment Highlights 5 Led by a team of pioneers Top management Leonardo Santos Leandro Santos Leonardo Dias Thiago Lima Adriano Alcalde Co-Founder and CEO Co-Founder and COO Co-Founder and CDO CTO CFO Silvio Mota Luciano Dolenc Paula Pervelli Juliana Scarpellini CRO International Business People Legal and Compliance Development 25 500 251 2 1,2 SOP holders 2 Semânticos Developers 27 Notes (1) Refers to Semantix’s employees. (2) As of September 30, 2021.

Investment Highlights 5 Award-winning company ISG Provider Lens™ – Analytics Platforms 2021 Recognized by ISG in 2021 as Leader in Data Preparation & Integration Product Leader Challenger Robust all-in-one solution for the entire data journey Easy to use and to deploy Market SaaS solution with high pricing visibility Contender Challenger Competitive Strength Low High Other Analytics Platform companies Technology Innovators AI Magazine Great Place to Work Leonardo Santos was selected 2020 Global Excellence Awards Best Workplaces 2021 as one of the top 50 CEOs in Leading Innovation in BIG DATA Artificial Intelligence in 2021 and AI Business Solutions Platform - Brazil Industry Wired CIO Review TOP 10 Leonardo Santos was selected 20 Most Promising Latin Best in class startups in the AI as one of the top 20 America Tech Companies 2020 sector Transformational Business Leaders in 2019 28 Source: ISG Research 2021, Industry Wired, AI Magazine, CIO Review, Global Excellence Awards, Top 10 and Great Place to Work. Low High Portfolio Attractiveness

Benchmarking

Benchmarking

Public comparable selection and considerations for Semantix

	Semantix	Analytics	High Growth Services	Brazil Software
Comps *Revenue growth '20-'21E[1]* *EV / '22E Rev. / Rev. Growth Rate[1]*	Semantix (All about data) ***Semantix presents revenue growth consistent with peers but is valued at a discount*** 46% / 0.1x	snowflake: 94% / 0.8x DATADOG: 56% / 1.0x Couchbase: 17% / 0.3x mongoDB: 38% / 0.9x dynatrace: 30% / 0.8x CONFLUENT: 49% / 1.0x elastic: 34% / 0.6x alteryx: 6% / 0.5x splunk>: 15% / 0.5x	<epam>: 38% / 0.3x Globant: 53% / 0.3x endava: 47% / 0.3x	locaweb: 51% / 0.2x TOTVS: 14% / 0.3x VTEX: 26% / 0.8x
Products	• Data platform • SaaS applications • Services and training	• Market data • Cloud software and data analytics • Data warehousing • Infrastructure monitoring • IOT support • Database platforms	• Software product development and digital platform engineering • Maintenance, testing, and infrastructure management	• Digital business transformation • Consulting, assistance and maintenance services • SaaS digital commerce platform
Growth	• Majority of growth coming from SaaS as they gain market share and consolidate • Strong growth from Professional Services vertical	• More mature businesses with margins ranging from low single-digit to high double-digit • Largest growth from data analytics and data warehousing	• Exhibiting consistently strong revenue growth in the 30-50% range	• Wider revenue growth range from 15-50% • Highest growth from SaaS digital commerce platform (localweb)

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

30

Benchmarking

Attractive financial profile vs. peers

Semantix financial profile

59%
of Net Revenue CAGR from 2020A to 2023E[1]

84%
of Net Revenue coming from SaaS by 2023E[1]

9.5x
LTV / CAC ratio in H1'21[1]

63%
Gross Margin in 2023E[1]

- Semantix is projecting strong growth amongst comparable businesses identified by management of Semantix with a reliable combination of recurring revenue and track record of market penetration
- On a multiple and growth-adjusted multiple basis, Semantix represents a discount to most of the comparables
- Multiple avenues for margin improvement

Compelling valuation relative to peers

EV / 2022E Revenue vs Revenue Growth



EV / 2022E Revenue
$R^2 = 0.5139$
60x
50x
40x
30x
20x
10x
-
-
25%
50%
75%
100%
'21-'22 Revenue Growth
splunk>
alteryx
endava
locaweb
Globant
epam
TOTVS
VTEX
Revenue multiple below peers despite strong growth
Semantix

EV / 2022E Revenue / Growth Rate



Analytics
High Growth Services
Brazil Software
1.00x
0.75x
0.50x
0.25x
0.0x
VTEX
Couchbase
alteryx
splunk>
endava
Globant
epam
TOTVS
locaweb
Semantix

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

31

Benchmarking

Semantix shows strong growth in revenue and gross profit

Semantix's revenue growth is in line with Analytics and Next Gen Services companies

Semantix has an outstanding track record in growing its gross profit above its peers in Analytics and Next Gen Services companies

Revenue growth 2020A-2021E (%), 2021E revenue (US$ mm)[1]


$36
$1,147
$944
$352
$814
$814
$911
$121
$2,574
$527
$1,246
$723
$3,665
$143
$124
$574
46.4%
93.8%
56.4%
49.0%
37.8%
33.7%
29.5%
17.2%
15.4%
6.4%
53.1%
47.0%
37.8%
50.7%
26.2%
14.1%
Semantix
Couchbase
splunk
alteryx
Globant
endava
<epam>
locaweb
VTEX
TOTVS

Gross profit growth 2020A-2021E (%)[1]


72.8%
127.5%
53.2%
49.5%
44.3%
56.5%
42.4%
15.9%
17.8%
6.6%
59.6%
65.7%
36.8%
66.2%
20.0%
59.4%
Semantix
Couchbase
splunk
alteryx
Globant
endava
<epam>
locaweb
VTEX
TOTVS

- Semantix
- Analytics
- Next Gen Services
- Brazil Software

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

32

Benchmarking

Semantix has significant operating leverage

Semantix has superior operating leverage than Analytics comparables

SG&A 2022E / revenue 2022E (%)[1]


43.1%
87.3%
85.2%
68.4%
56.1%
54.1%
51.8%
45.8%
39.8%
36.9%
23.0%
19.3%
17.9%
60.8%
35.1%
28.9%
Semantix
CONFLUENT
Couchbase
alteryx
splunk>
snowflake
dynatrace
elastic
DATADOG
Globant
endava
<epam>
VTEX
locaweb
TOTVS

Sales and marketing expenses 2022E / revenue 2022E (%)[1]


21.0%
71.4%
68.2%
52.7%
46.4%
43.7%
43.9%
35.3%
38.4%
29.7%
n.a.
n.a.
n.a.
42.2%
17.4%
18.6%
Semantix
CONFLUENT
Couchbase
alteryx
splunk>
snowflake
dynatrace
elastic
DATADOG
Globant
endava
<epam>
VTEX
locaweb
TOTVS

- Semantix
- Analytics
- Next Gen Services
- Brazil Software

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

33

Benchmarking

Gross margin & EBITDA margin

Semantix expects to continue its gross margin expansion by +700bps between 2022 and 2023[1]

Semantix's long term guidance is to match gross margins to its Analytics peers

2022E Gross margin (%)[1]


56.3%
63.3%
2022
2023
Semantix
91.1%
alteryx
87.0%
Couchbase
84.9%
dynatrace
77.2%
elastic
77.1%
DATADOG
76.7%
splunk
71.4%
68.8%
snowflake
67.6%
CONFLUENT
39.0%
Globant
37.7%
endava
35.3%
<epam>
88.4%
TOTVS
64.3%
VTEX
53.4%
locaweb

2022E EBITDA margin (%)[1,2]


13.4%
22.9%
2022
2023
Semantix
3.9%
alteryx
NA
Couchbase
25.6%
dynatrace
2.3%
elastic
14.0%
DATADOG
NA
splunk
NA
NA
snowflake
NA
CONFLUENT
19.8%
Globant
24.8%
endava
19.3%
<epam>
25.2%
TOTVS
NA
VTEX
26.5%
locaweb

- Semantix
- Analytics
- Next Gen Services
- Brazil Software

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results. (2) Please refer to "Use of Non-IFRS Financial Measures and Industry Metrics" in the slide titled "Disclaimer" for important information you should consider regarding these performance metrics.

34

Benchmarking

Attractive entry multiples

Semantix's implied transaction EV/Revenue multiple, provides a unique entry point

2022: 8.7x[1]

2023: 6.4x[1]

Semantix's growth in revenue and profitability can result in a significant multiple expansion

EV / 2022E revenue (x)[1]


8.7x
50.5x
35.9x
34.5x
28.6x
19.6x
15.1x
9.0x
8.6x
8.3x
9.0x
7.6x
7.6x
23.6x
10.3x
5.8x
Semantix
snowflake
DATADOG
CONFLUENT
mongoDB
dynatrace
elastic
splunk>
alteryx
Couchbase
endava
<epam>
Globant
VTEX
locaweb
TOTVS

EV / 2023E revenue (x)[1]


6.4x
32.0x
27.4x
25.8x
22.0x
15.7x
11.9x
7.4x
6.9x
6.7x
7.4x
6.1x
6.0x
18.3x
7.8x
5.1x
Semantix
snowflake
DATADOG
CONFLUENT
mongoDB
dynatrace
elastic
splunk>
alteryx
Couchbase
endava
<epam>
Globant
VTEX
locaweb
TOTVS

- Semantix
- Analytics
- Next Gen Services
- Brazil Software

Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021.

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results.

35

Benchmarking Attractive entry multiples II 1 EV / 2022E revenue / growth (x) On a growth 1.0x 1.0x adjusted basis the 0.9x entry multiple is 0.8x 0.8x 0.8x even more 0.6x compelling: 0.5x 0.5x 0.3x 0.3x 0.3x 0.3x 0.3x 2022: 8.7x / (100% x 0.2x 1 100) = 0.09x 0.1x 2023: 6.4x / (36% x 1 100) = 0.18x 1 EV / 2023E revenue / growth (x) 0.9x 0.8x 0.7x 0.6x 0.6x 0.6x Semantix 0.4x 0.3x 0.3x 0.3x 0.3x 0.3x 0.3x Analytics 0.2x 0.2x 0.2x Next Gen Services Brazil Software Source: Historical and projected financial information of comparable companies identified by management of Semantix sourced by FactSet, as of October 14, 2021. Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the 36 completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Please refer to “Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information” in the slide titled “Disclaimer” for important information you should consider regarding these estimated financial results.

Financial Highlights

Financial highlights

(US$ '000[1]) Semantix Projected Financial Performance	2019A	2020A[4]	2021E[5]	2022E[5]	2023E[5]
SaaS Revenue[2]	$10,045	$18,207	$28,892	$60,595	$83,571
% of total revenue	*61%*	*73%*	*79%*	*83%*	*84%*
Proprietary[2]	$70	$3,118	$7,681	$33,274	$59,039
% of SaaS revenue	*1%*	*17%*	*27%*	*55%*	*71%*
Third-party[2]	$9,975	$15,089	$21,211	$27,321	$24,532
% of SaaS revenue	*99%*	*83%*	*73%*	*45%*	*29%*
AI & Analytics Services Revenue[2]	$6,315	$6,630	$7,465	$12,168	$15,392
% of total revenue	*39%*	*27%*	*21%*	*17%*	*16%*
Total Revenue	**$16,360**	**$24,837**	**$36,357**	**$72,763**	**$98,963**
% growth		*52%*	*46%*	*100%*	*36%*
Total Gross Profit	**$6,832**	**$8,815**	**$15,230**	**$40,976**	**$62,667**
Margin %	*42%*	*35%*	*42%*	*56%*	*63%*
Margin change		(630) bps	+640 bps	+1,440 bps	+700 bps
Total SG&A	$8,045	$9,985	$12,453	$31,210	$40,047
% of total revenue	*49%*	*40%*	*34%*	*43%*	*40%*
Adj. EBITDA[3]	**($1,213)**	**($1,169)**	**$2,777[6]**	**$9,766**	**$22,620**
Margin %	*(7%)*	*(5%)*	*8%*	*13%*	*23%*
Growth %		*n.a.*	*n.a.*	*252%*	*132%*
Margin change		+270 bps	+1,230 bps	+580 bps	+940 bps

Notes: Semantix's historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix's historical financial results and financial forecast information included in this presentation are preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards.

(1) Converted to US$ at an FX rate of BRLUSD $5.4394 as of September 30, 2021. (2) Breakdown of net revenue by third-party SaaS, proprietary SaaS and AI & analytics services was based on Semantix's management numbers and does not directly derive from its historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. (3) Please refer to "Use of Non-IFRS Financial Measures and Industry Metrics" in the slide titled "Disclaimer" for important information you should consider regarding these performance metrics. We calculated Adjusted EBITDA for 2019 and 2020 as loss for the period (-R$7.8M and -R$11.5, respectively) minus net financial result (R$0.5M and -R$1.6M, respectively), minus depreciation and amortization expenses (-R$1.1M and -R$1.8M, respectively) minus income tax expenses (-R$0.4M and -R$1.4M, respectively). The 2019 and 2020 figures are preliminary and subject to change based on the completion of Semantix's financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. Additionally, forward-looking EBITDA is presented on a non-IFRS basis without reconciliations due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. (4) Pro-forma figures for 2020, including full 2020 year of LinkAPI, Semantix's data integration platform acquired in December 2020. Accordingly, 2020 gross margin included in this Presentation is different from gross margin based on the information included in Semantix's historical consolidated financial statements which are being revised and restated in accordance with IFRS and PCAOB standards. The 2020 pro-forma figures have not been calculated in accordance with Regulation S-X and were based on unaudited financial information of LinkAPI. (5) Please refer to "Cautionary Note Regarding Forward-Looking Statements and Forward-Looking Information" in the slide titled "Disclaimer" for important information you should consider regarding these estimated financial results. (6) We calculated Adjusted EBITDA for 2021 as EBITDA adjusted to exclude expenses that we believe are non-recurring and not representative of our ordinary course of business (-R$11.5M) consisting of a write-off of third-party licenses that we purchased with the expectation of resale but, due to their expiration, could no longer be sold and had to be written off.

38

Closing Remarks

Closing remarks Building a data leader: a category-defining SaaS company Large and growing TAM: High customer retention: Scalable and recognized: 1 USD 89B in 2024 NRR > 153% LatAm market leadership Proprietary technology built from scratch: Unmatched business model: LinkAPI & Structural competitive advantages: End-to-end service Vertical AppStores Own integrated platform Notes: Semantix’s historical financial statements were not prepared in accordance with IFRS or audited under the standards of the Public Company Accounting Oversight Board (PCAOB) and, only in the context of the proposed Business Combination, are being revised and restated in accordance with IFRS and PCAOB standards, which process is not yet complete. Accordingly, Semantix’s historical financial results and financial forecast information included in this presentation are 40 preliminary and subject to change based on the completion of its financial closing procedures and further adjustments may be necessary to fully conform with IFRS and PCAOB accounting rules and standards. (1) Calculated as revenue in Jun-21 of clients that were in the base in Jun-20 divided by the revenue with those clients in Jun-20.